SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2004

Greater Bay Bancorp

(Exact name of registrant as specified in its charter)

California	77-0387041
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 0-25034

2860 West Bayshore Road

Palo Alto, California 94303

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 813-8200

Item 5. Other Events.

On April 1, 2004, Greater Bay Bancorp (the “Company”) issued a press release announcing the appointment of James Westfall as Chief Financial Officer effective May 1, 2004. The press release, which appears as Exhibit 99.1, is filed and incorporated herein by reference, except as set forth in Item 9.

Item 7. Financial Statements and Exhibits.

Exhibits

99.1	Press Release dated April 1, 2004 re new chief financial officer

Item 9. Regulation FD Disclosure

The paragraphs of the press release containing quotes of the President and Chief Executive Officer are not filed but are furnished pursuant to Regulation FD.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greater Bay Bancorp
(Registrant)

Dated: April 1, 2004	By:	/s/ Linda M. Iannone
Linda M. Iannone
Senior Vice President and General Counsel

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Exhibit Index

99.1	Press Release dated April 1, 2004 re new chief financial officer